Exhibit 99.1

CRH Medical Announces Receipt of Loan Proceeds Under Paycheck Protection Program

VANCOUVER, April 17, 2020 /CNW/ - CRH Medical Corporation ("CRH" or the "Company") (TSX: CRH) (NYSE MKT: CRHM) announces today that it has received loan proceeds of $2,945,620 ("PPP Loan") under the Paycheck Protection Program ("PPP"). The PPP was established as part of the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") in order to enable small businesses to pay employees during the coronavirus crisis, and provides loans to qualifying businesses for up to 2.5 times their average monthly payroll costs. The amount borrowed under the PPP is eligible to be forgiven provided that the borrower uses the loan proceeds during the eight week period after receiving them, and provided that the proceeds are used to cover payroll costs (including benefits), rent, mortgage interest, and utility costs. The amount of loan forgiveness will be reduced if, among other reasons, the borrower does not maintain staffing or payroll levels.

Principal and interest payments on any unforgiven portion of the PPP Loan will be deferred for six months and will accrue interest at a fixed annual rate of 1%. Additionally, the remaining PPP Loan balance will carry a two year maturity date. There is no prepayment penalty on the PPP Loan.

About CRH Medical Corporation

CRH Medical Corporation is a North American company focused on providing gastroenterologists throughout the United States with innovative services and products for the treatment of gastrointestinal diseases. In 2014, CRH became a full-service gastroenterology anesthesia company that provides anesthesia services for patients undergoing endoscopic procedures in ambulatory surgical centers. To date, CRH has completed 26 anesthesia acquisitions and serves 58 ambulatory surgical centers in eleven states. In addition, CRH owns the CRH O'Regan System, a single-use, disposable, hemorrhoid banding technology that is safe and highly effective in treating all grades of hemorrhoids. CRH distributes the O'Regan System, treatment protocols, operational and marketing expertise as a complete, turnkey package directly to gastroenterology practices, creating meaningful relationships with the gastroenterologists it serves. CRH's O'Regan System is currently used in all 48 lower US states.

Cautionary Note Regarding Forward-looking Statements

Information included or incorporated by reference in this press release may contain forward-looking statements. This information may involve known and unknown risks, uncertainties, and other factors which may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "plan," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. If certain risks materialize, or if our assumptions prove otherwise to be untrue, our results will differ from those suggested by our forward-looking statements and our results and operations may be negatively affected.  For a complete discussion of these risks and assumptions, see the Company's Form 10-K Annual Report, which is available on EDGAR at www.sec.gov/edgar.shtml or on the Company's website at www.crhmedcorp.com. Forward looking statements in this press release include statements regarding the terms and conditions of the PPP Loan and repayment thereof. Actual events or results may differ materially from those discussed in forward-looking statements. There can be no assurance that the forward-looking statements currently contained in this report will in fact occur. The Company bases its forward-looking statements on information currently available to it. The Company disclaims any intent or obligations to update or revise publicly any forward-looking statements whether as a result of new information, estimates or options, future events or results or otherwise, unless required to do so by law.

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SOURCE CRH Medical Corporation

View original content: http://www.newswire.ca/en/releases/archive/April2020/17/c3939.html

%CIK: 0001461119

For further information: Constantine Davides, CFA, (339) 970-2846, constantine.davides@westwicke.com

CO: CRH Medical Corporation

CNW 08:30e 17-APR-20